UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016

BALL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000 Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 469-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                Regulation FD Disclosure.

On April 25, 2016, Ball Corporation, an Indiana corporation (“Ball”), issued a press release announcing the entry into a definitive equity and asset purchase agreement (the “Purchase Agreement”) with Ardagh Group S.A., a Luxembourg company (“Ardagh”), and, subject to certain limitations under the City Code on Takeovers and Mergers in the United Kingdom, Rexam PLC, a public limited company registered in England and Wales (“Rexam”), pursuant to which, among other things, subject to the terms and conditions contained in the Purchase Agreement, Ball will sell to Ardagh certain equity interests and assets, and Ardagh will assume certain liabilities, of Ball and Rexam for an enterprise value of $3.42 billion in cash, subject to certain working capital and other adjustments set forth in the Purchase Agreement.  Under the terms of the Purchase Agreement, subject to the terms and conditions set forth therein, Ball will sell to Ardagh, among other things, (i) seven Rexam metal beverage can manufacturing plants and one Rexam end plant located in the United States; (ii) eight Ball beverage can manufacturing plants, two Ball end plants and two Rexam beverage can manufacturing plants, all located in Europe; and (iii) two Ball beverage can manufacturing plants located in Brazil in connection with, and following consummation of, Ball’s previously announced offer to acquire all of the outstanding shares of Rexam.  Certain Divested Assets in the Netherlands and France (and, in connection with the French assets, in Spain) may be subject to a subsequent closing as a result of applicable local law requirements for consultations with works councils in those jurisdictions. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

The information required by Item 1.01, including a copy of the Purchase Agreement, will be filed in a separate Current Report on Form 8-K.

The information furnished in this report shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION

Date: April 25, 2016	By:	/s/ Charles E. Baker
Charles E. Baker
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 25, 2016